Exhibit 99.2

Quarterly Financial Supplement - 4Q2021

February 8, 2022

CNO FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEET
(Dollars in millions)
(Unaudited)

	Mar-20	Jun-20	Sep-20	Dec-20	Mar-21	Jun-21	Sep-21	Dec-21
Assets
Investments:
Fixed maturities, available for sale, at fair value	$20,379.1	$22,167.9	$22,702.9	$23,383.6	$22,610.4	$23,806.6	$24,142.0	$24,805.4
Equity securities at fair value	50.1	60.5	62.1	151.2	164.4	149.3	146.4	131.1
Mortgage loans	1,484.1	1,459.9	1,444.9	1,358.7	1,297.7	1,276.9	1,211.0	1,218.6
Policy loans	124.7	124.3	123.6	123.0	121.0	120.3	119.7	120.2
Trading securities	227.8	240.6	240.3	232.0	242.6	247.0	243.6	227.2
Investments held by variable interest entities	1,038.1	1,137.4	1,172.6	1,189.4	1,224.0	1,233.5	1,221.3	1,199.6
Other invested assets	953.3	993.8	1,070.6	1,146.4	1,195.1	1,226.0	1,172.6	1,224.0
Total investments	24,257.2	26,184.4	26,817.0	27,584.3	26,855.2	28,059.6	28,256.6	28,926.1
Cash and cash equivalents - unrestricted	482.0	521.1	735.6	937.8	662.9	652.5	742.1	632.1
Cash and cash equivalents held by variable interest entities	68.5	36.8	51.0	54.1	76.0	62.3	70.5	99.6
Accrued investment income	213.0	205.3	214.4	205.8	216.8	210.7	218.1	216.4
Present value of future profits	282.2	263.4	255.9	249.4	241.3	235.2	229.0	222.6
Deferred acquisition costs	1,398.6	1,120.9	1,084.0	1,027.8	1,168.4	1,051.4	1,082.7	1,112.0
Reinsurance receivables	4,727.5	4,712.6	4,613.1	4,584.3	4,509.3	4,460.9	4,409.7	4,354.3
Income tax assets, net	703.2	428.8	322.0	199.4	358.2	218.6	145.7	118.3
Assets held in separate accounts	3.2	3.7	3.9	4.2	4.3	4.5	4.5	3.9
Other assets	599.6	502.5	472.3	492.8	567.1	564.0	554.8	519.1
Total assets	$32,735.0	$33,979.5	$34,569.2	$35,339.9	$34,659.5	$35,519.7	$35,713.7	$36,204.4
Liabilities
Liabilities for insurance products:
Policyholder account liabilities	$12,138.1	$12,171.3	$12,357.5	$12,540.6	$12,571.3	$12,840.8	$12,992.0	$13,689.7
Future policy benefits	11,429.9	11,767.5	11,753.1	11,744.2	11,546.6	11,689.8	11,699.7	11,670.7
Liability for policy and contract claims	510.7	488.6	473.2	561.8	558.7	528.3	512.3	501.8
Unearned and advanced premiums	251.0	243.6	256.8	252.6	262.4	255.8	247.5	246.7
Liabilities related to separate accounts	3.2	3.7	3.9	4.2	4.3	4.5	4.5	3.9
Other liabilities	850.7	788.3	855.8	821.8	925.2	946.5	995.3	830.9
Investment borrowings	1,643.9	1,643.4	1,642.9	1,642.5	1,642.0	1,641.5	1,741.1	1,715.8
Borrowings related to variable interest entities	1,152.3	1,152.2	1,152.0	1,151.8	1,151.7	1,151.6	1,151.4	1,147.9
Notes payable - direct corporate obligations	989.4	989.7	990.1	1,136.2	1,136.6	1,136.9	1,137.0	1,137.3
Total liabilities	28,969.2	29,248.3	29,485.3	29,855.7	29,798.8	30,195.7	30,480.8	30,944.7
Shareholders' equity
Common stock	1.4	1.4	1.4	1.3	1.3	1.3	1.2	1.2
Additional paid-in capital	2,688.5	2,664.3	2,623.4	2,544.5	2,457.8	2,383.0	2,274.6	2,184.2
Retained earnings	480.7	545.3	657.5	752.3	883.5	944.2	1,027.4	1,127.2
Total shareholders' equity before accumulated other comprehensive income	3,170.6	3,211.0	3,282.3	3,298.1	3,342.6	3,328.5	3,303.2	3,312.6
Accumulated other comprehensive income	595.2	1,520.2	1,801.6	2,186.1	1,518.1	1,995.5	1,929.7	1,947.1
Total shareholders' equity	3,765.8	4,731.2	5,083.9	5,484.2	4,860.7	5,324.0	5,232.9	5,259.7
Total liabilities and shareholders' equity	$32,735.0	$33,979.5	$34,569.2	$35,339.9	$34,659.5	$35,519.7	$35,713.7	$36,204.4

	Mar-20	Jun-20	Sep-20	Dec-20	Mar-21	Jun-21	Sep-21	Dec-21

Book value per common share	$26.22	$33.38	$36.59	$40.54	$36.75	$41.24	$42.11	$43.69

Book value per common share, excluding accumulated other comprehensive income (1) (2)	$22.08	$22.66	$23.63	$24.38	$25.27	$25.78	$26.58	$27.52

Book value per diluted share (1) (3)	$22.03	$22.55	$23.45	$23.95	$24.83	$25.30	$26.03	$26.86

CNO FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Revenues
Insurance policy income	$628.7	$625.3	$628.3	$629.0	$2,511.3	$632.4	$630.5	$630.6	$629.9	$2,523.4
Net investment income:
General account assets	280.3	231.7	276.9	290.1	1,079.0	282.7	282.1	289.5	285.9	1,140.2
Policyholder and other special-purpose portfolios	(110.7)	87.1	66.6	100.5	143.5	55.5	97.1	18.7	109.2	280.5
Investment gains (losses):
Net investment gains (losses)	(60.1)	27.9	8.2	6.3	(17.7)	(12.4)	25.6	(0.9)	(5.4)	6.9
Change in allowance for credit losses and other-than-temporary impairment losses	(55.4)	15.9	8.1	12.9	(18.5)	9.6	5.7	(1.4)	(1.7)	12.2
Total investment gains (losses)	(115.5)	43.8	16.3	19.2	(36.2)	(2.8)	31.3	(2.3)	(7.1)	19.1
Fee revenue and other income	34.4	26.3	25.4	37.4	123.5	38.2	32.1	31.8	56.9	159.0
Total revenues	717.2	1,014.2	1,013.5	1,076.2	3,821.1	1,006.0	1,073.1	968.3	1,074.8	4,122.2

Benefits and expenses
Insurance policy benefits	490.8	540.3	560.7	566.1	2,157.9	459.1	657.4	524.8	549.4	2,190.7
Interest expense	33.4	28.4	23.7	23.3	108.8	24.1	24.0	23.7	23.6	95.4
Amortization	50.2	88.5	53.5	75.9	268.1	99.7	42.6	57.9	80.9	281.1
Other operating costs and expenses	213.8	251.6	209.2	267.4	942.0	233.1	247.5	233.9	272.8	987.3
Total benefits and expenses	788.2	908.8	847.1	932.7	3,476.8	816.0	971.5	840.3	926.7	3,554.5

Income (loss) before income taxes	(71.0)	105.4	166.4	143.5	344.3	190.0	101.6	128.0	148.1	567.7
Income tax expense (benefit) on period income	(15.8)	23.4	37.2	31.7	76.5	42.6	23.6	28.2	32.3	126.7
Valuation allowance for deferred tax assets and other tax items	(34.0)	—	—	—	(34.0)	—	—	—	—	—
Net income (loss)	$(21.2)	$82.0	$129.2	$111.8	$301.8	$147.4	$78.0	$99.8	$115.8	$441.0

CNO FINANCIAL GROUP, INC.
FINANCIAL SUMMARY
(Dollars in millions, except per share data)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Insurance product margin (4)
Annuity margin	$59.5	$123.8	$45.3	$68.1	$296.7	$57.9	$66.0	$52.5	$93.9	$270.3
Health margin	86.9	95.5	152.2	125.2	459.8	124.7	120.9	117.9	129.5	493.0
Life margin	44.3	36.1	47.3	37.3	165.0	27.1	39.7	53.2	30.4	150.4
Total insurance product margin	190.7	255.4	244.8	230.6	921.5	209.7	226.6	223.6	253.8	913.7
Allocated expenses	(136.6)	(128.1)	(130.3)	(162.7)	(557.7)	(141.1)	(141.6)	(140.5)	(143.3)	(566.5)
Income from insurance products (5)	54.1	127.3	114.5	67.9	363.8	68.6	85.0	83.1	110.5	347.2
Fee income	7.8	5.2	0.8	2.9	16.7	7.3	6.6	2.6	2.9	19.4
Investment income not allocated to product lines (9)	57.4	8.2	43.7	57.8	167.1	43.0	47.8	50.9	42.8	184.5
Expenses not allocated to product lines	(13.8)	(38.5)	(13.7)	(17.8)	(83.8)	(22.0)	(23.8)	(17.3)	(17.4)	(80.5)
Operating earnings before taxes	105.5	102.2	145.3	110.8	463.8	96.9	115.6	119.3	138.8	470.6
Income tax expense on operating income	(21.2)	(22.8)	(32.7)	(24.8)	(101.5)	(21.7)	(26.5)	(26.5)	(30.3)	(105.0)
Net operating income (10)	84.3	79.4	112.6	86.0	362.3	75.2	89.1	92.8	108.5	365.6
Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses (net of related amortization)	(63.7)	12.3	7.7	12.6	(31.1)	3.6	24.3	2.2	4.7	34.8
Net change in market value of investments recognized in earnings	(48.4)	31.2	8.5	6.0	(2.7)	(6.4)	5.7	(4.6)	(12.1)	(17.4)
Fair value changes related to agent deferred compensation plan	—	(13.2)	—	(3.1)	(16.3)	13.2	—	—	(4.3)	8.9
Fair value changes in embedded derivative liabilities (net of related amortization)	(66.7)	(27.1)	(1.6)	16.3	(79.1)	82.1	(44.9)	10.9	19.1	67.2
Other	2.3	—	6.5	0.9	9.7	0.6	0.9	0.2	1.9	3.6
Net non-operating income (loss) before taxes	(176.5)	3.2	21.1	32.7	(119.5)	93.1	(14.0)	8.7	9.3	97.1
Income tax (expense) benefit on non-operating income (loss)	37.0	(0.6)	(4.5)	(6.9)	25.0	(20.9)	2.9	(1.7)	(2.0)	(21.7)
Valuation allowance for deferred tax assets and other tax items	34.0	—	—	—	34.0	—	—	—	—	—
Net non-operating income (loss)	(105.5)	2.6	16.6	25.8	(60.5)	72.2	(11.1)	7.0	7.3	75.4
Net income (loss)	$(21.2)	$82.0	$129.2	$111.8	$301.8	$147.4	$78.0	$99.8	$115.8	$441.0
Per diluted share
Net operating income	$0.58	$0.55	$0.79	$0.61	$2.53	$0.55	$0.66	$0.72	$0.87	$2.79
Net non-operating income (loss)	(0.73)	0.02	0.12	0.19	(0.42)	0.53	(0.08)	0.05	0.06	0.57
Net income (loss)	$(0.15)	$0.57	$0.91	$0.80	$2.11	$1.08	$0.58	$0.77	$0.93	$3.36

CNO FINANCIAL GROUP, INC.
Insurance Operations
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Insurance product margin (4)
Annuity:
Insurance policy income	$5.6	$4.5	$4.3	$4.4	$18.8	$5.4	$4.3	$5.8	$4.1	$19.6
Net investment income (5) (6)	117.4	116.6	115.6	115.5	465.1	115.7	114.9	115.5	116.3	462.4
Insurance policy benefits	(5.5)	107.7	(20.1)	11.6	93.7	(6.2)	(1.3)	(16.2)	38.2	14.5
Interest credited (6)	(42.0)	(43.6)	(42.4)	(42.6)	(170.6)	(38.7)	(36.9)	(38.1)	(35.4)	(149.1)
Amortization and non-deferred commissions	(16.0)	(61.4)	(12.1)	(20.8)	(110.3)	(18.3)	(15.0)	(14.5)	(29.3)	(77.1)
Annuity margin	59.5	123.8	45.3	68.1	296.7	57.9	66.0	52.5	93.9	270.3
Health:
Insurance policy income	429.0	426.5	421.4	422.6	1,699.5	416.5	415.4	414.4	415.2	1,661.5
Net investment income (5)	70.4	70.1	70.9	70.9	282.3	71.5	71.6	72.2	72.4	287.7
Insurance policy benefits	(353.8)	(359.0)	(295.5)	(321.4)	(1,329.7)	(306.6)	(323.3)	(325.4)	(311.0)	(1,266.3)
Amortization and non-deferred commissions	(58.7)	(42.1)	(44.6)	(46.9)	(192.3)	(56.7)	(42.8)	(43.3)	(47.1)	(189.9)
Health margin	86.9	95.5	152.2	125.2	459.8	124.7	120.9	117.9	129.5	493.0
Life:
Insurance policy income	194.1	194.3	202.6	202.0	793.0	210.5	210.8	210.4	210.6	842.3
Net investment income (5) (7)	34.3	34.7	35.2	35.4	139.6	35.8	36.1	36.4	36.4	144.7
Insurance policy benefits	(131.9)	(147.8)	(143.3)	(147.0)	(570.0)	(163.6)	(149.5)	(141.3)	(159.1)	(613.5)
Interest credited (7)	(10.3)	(10.9)	(11.4)	(11.9)	(44.5)	(10.6)	(11.0)	(11.1)	(11.7)	(44.4)
Amortization and non-deferred commissions	(21.9)	(18.0)	(21.6)	(25.6)	(87.1)	(21.7)	(21.8)	(21.4)	(24.0)	(88.9)
Advertising expense	(20.0)	(16.2)	(14.2)	(15.6)	(66.0)	(23.3)	(24.9)	(19.8)	(21.8)	(89.8)
Life margin	44.3	36.1	47.3	37.3	165.0	27.1	39.7	53.2	30.4	150.4
Total insurance product margin	190.7	255.4	244.8	230.6	921.5	209.7	226.6	223.6	253.8	913.7
Allocated expenses:
Branch office expenses	(18.9)	(15.1)	(13.5)	(17.5)	(65.0)	(18.5)	(16.2)	(14.8)	(13.0)	(62.5)
Other allocated expenses	(117.7)	(113.0)	(116.8)	(145.2)	(492.7)	(122.6)	(125.4)	(125.7)	(130.3)	(504.0)
Income from insurance products (8)	54.1	127.3	114.5	67.9	363.8	68.6	85.0	83.1	110.5	347.2
Fee income	7.8	5.2	0.8	2.9	16.7	7.3	6.6	2.6	2.9	19.4
Investment income not allocated to product lines (9)	57.4	8.2	43.7	57.8	167.1	43.0	47.8	50.9	42.8	184.5
Expenses not allocated to product lines	(13.8)	(38.5)	(13.7)	(17.8)	(83.8)	(22.0)	(23.8)	(17.3)	(17.4)	(80.5)
Operating earnings before taxes	105.5	102.2	145.3	110.8	463.8	96.9	115.6	119.3	138.8	470.6
Income tax expense on operating income	(21.2)	(22.8)	(32.7)	(24.8)	(101.5)	(21.7)	(26.5)	(26.5)	(30.3)	(105.0)
Net operating income (10)	$84.3	$79.4	$112.6	$86.0	$362.3	$75.2	$89.1	$92.8	$108.5	$365.6

CNO FINANCIAL GROUP, INC.
Margin from Annuity Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Annuity margin (4):
Fixed index annuities
Insurance policy income	$3.3	$2.6	$2.5	$2.9	$11.3	$3.0	$3.3	$3.3	$3.2	$12.8
Net investment income (5) (6)	82.1	82.9	83.1	84.0	332.1	84.9	84.9	86.3	87.8	343.9
Insurance policy benefits	(1.0)	104.1	(11.5)	17.2	108.8	1.6	3.8	(9.8)	38.1	33.7
Interest credited (6)	(26.2)	(28.3)	(27.6)	(28.0)	(110.1)	(24.9)	(23.4)	(24.8)	(22.6)	(95.7)
Amortization and non-deferred commissions	(13.8)	(49.6)	(9.9)	(18.0)	(91.3)	(16.3)	(13.3)	(12.6)	(29.1)	(71.3)
Margin from fixed index annuities	$44.4	$111.7	$36.6	$58.1	$250.8	$48.3	$55.3	$42.4	$77.4	$223.4
Average net insurance liabilities (11)	$6,921.4	$7,056.3	$7,173.9	$7,342.1	$7,123.4	$7,464.8	$7,643.4	$7,881.9	$8,096.7	$7,771.8
Margin/average net insurance liabilities (12)	2.57%	6.33%	2.04%	3.17%	3.52%	2.59%	2.89%	2.15%	3.82%	2.87%
Fixed interest annuities
Insurance policy income	$0.3	$0.1	$0.2	$0.3	$0.9	$0.2	$0.1	$0.3	$0.2	$0.8
Net investment income (5)	28.1	26.8	25.7	25.0	105.6	24.4	23.7	23.0	22.5	93.6
Insurance policy benefits	(0.1)	—	(0.4)	(0.1)	(0.6)	(0.7)	0.2	(0.2)	(0.4)	(1.1)
Interest credited	(14.9)	(14.4)	(14.2)	(13.9)	(57.4)	(13.2)	(12.8)	(12.7)	(12.2)	(50.9)
Amortization and non-deferred commissions	(2.1)	(11.7)	(2.1)	(2.8)	(18.7)	(1.9)	(1.7)	(1.8)	—	(5.4)
Margin from fixed interest annuities	$11.3	$0.8	$9.2	$8.5	$29.8	$8.8	$9.5	$8.6	$10.1	$37.0
Average net insurance liabilities (11)	$2,146.2	$2,088.2	$2,041.6	$2,000.1	$2,069.1	$1,951.6	$1,899.5	$1,856.3	$1,813.3	$1,880.1
Margin/average net insurance liabilities (12)	2.11%	0.15%	1.80%	1.70%	1.44%	1.80%	2.00%	1.85%	2.23%	1.97%
Other annuities
Insurance policy income	$2.0	$1.8	$1.6	$1.2	$6.6	$2.2	$0.9	$2.2	$0.7	$6.0
Net investment income (5)	7.2	6.9	6.8	6.5	27.4	6.4	6.3	6.2	6.0	24.9
Insurance policy benefits	(4.4)	3.6	(8.2)	(5.5)	(14.5)	(7.1)	(5.3)	(6.2)	0.5	(18.1)
Interest credited	(0.9)	(0.9)	(0.6)	(0.7)	(3.1)	(0.6)	(0.7)	(0.6)	(0.6)	(2.5)
Amortization and non-deferred commissions	(0.1)	(0.1)	(0.1)	—	(0.3)	(0.1)	—	(0.1)	(0.2)	(0.4)
Margin from other annuities	$3.8	$11.3	$(0.5)	$1.5	$16.1	$0.8	$1.2	$1.5	$6.4	$9.9
Average net insurance liabilities (11)	$551.5	$533.5	$524.0	$517.9	$531.7	$512.2	$506.8	$501.6	$495.8	$504.1
Margin/average net insurance liabilities (12)	2.76%	8.47%	(0.38)%	1.16%	3.03%	0.62%	0.95%	1.20%	5.16%	1.96%
Total annuity margin	$59.5	$123.8	$45.3	$68.1	$296.7	$57.9	$66.0	$52.5	$93.9	$270.3
Average net insurance liabilities (11)	$9,619.1	$9,678.0	$9,739.5	$9,860.1	$9,724.2	$9,928.6	$10,049.7	$10,239.8	$10,405.8	$10,156.0
Margin/average net insurance liabilities (12)	2.47%	5.12%	1.86%	2.76%	3.05%	2.33%	2.63%	2.05%	3.61%	2.66%

CNO FINANCIAL GROUP, INC.
Margin from Health Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Health margin (4):
Supplemental health
Insurance policy income	$169.8	$169.8	$169.2	$170.6	$679.4	$169.8	$170.0	$171.2	$172.8	$683.8
Net investment income (5)	34.9	34.9	35.5	35.6	140.9	36.1	36.3	36.9	37.3	146.6
Insurance policy benefits	(132.9)	(138.1)	(125.8)	(124.1)	(520.9)	(126.3)	(130.9)	(127.8)	(124.7)	(509.7)
Amortization and non-deferred commissions	(29.6)	(26.2)	(27.8)	(29.1)	(112.7)	(29.2)	(27.9)	(29.4)	(31.4)	(117.9)
Margin from supplemental health	$42.2	$40.4	$51.1	$53.0	$186.7	$50.4	$47.5	$50.9	$54.0	$202.8
Margin/insurance policy income	25%	24%	30%	31%	27%	30%	28%	30%	31%	30%
Medicare supplement
Insurance policy income	$192.3	$190.3	$186.1	$186.0	$754.7	$181.0	$179.7	$177.4	$176.0	$714.1
Net investment income (5)	1.2	1.2	1.2	1.3	4.9	1.3	1.3	1.3	1.2	5.1
Insurance policy benefits	(136.7)	(136.6)	(102.0)	(129.7)	(505.0)	(120.0)	(123.0)	(129.7)	(120.8)	(493.5)
Amortization and non-deferred commissions	(25.4)	(13.0)	(13.6)	(14.3)	(66.3)	(24.1)	(12.3)	(11.7)	(13.6)	(61.7)
Margin from Medicare supplement	$31.4	$41.9	$71.7	$43.3	$188.3	$38.2	$45.7	$37.3	$42.8	$164.0
Margin/insurance policy income	16%	22%	39%	23%	25%	21%	25%	21%	24%	23%
Long-term care
Insurance policy income	$66.9	$66.4	$66.1	$66.0	$265.4	$65.7	$65.7	$65.8	$66.4	$263.6
Net investment income (5)	34.3	34.0	34.2	34.0	136.5	34.1	34.0	34.0	33.9	136.0
Insurance policy benefits	(84.2)	(84.3)	(67.7)	(67.6)	(303.8)	(60.3)	(69.4)	(67.9)	(65.5)	(263.1)
Amortization and non-deferred commissions	(3.7)	(2.9)	(3.2)	(3.5)	(13.3)	(3.4)	(2.6)	(2.2)	(2.1)	(10.3)
Margin from long-term care	$13.3	$13.2	$29.4	$28.9	$84.8	$36.1	$27.7	$29.7	$32.7	$126.2
Margin/insurance policy income	20%	20%	44%	44%	32%	55%	42%	45%	49%	48%
Total health margin	$86.9	$95.5	$152.2	$125.2	$459.8	$124.7	$120.9	$117.9	$129.5	$493.0
Margin/insurance policy income	20%	22%	36%	30%	27%	30%	29%	28%	31%	30%

CNO FINANCIAL GROUP, INC.
Margin from Life Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Life margin (4):
Interest sensitive life
Insurance policy income	$39.6	$38.7	$40.1	$40.4	$158.8	$40.8	$41.4	$42.3	$42.6	$167.1
Net investment income (5) (7)	11.7	11.7	11.9	12.1	47.4	12.4	12.4	12.6	12.8	50.2
Insurance policy benefits	(15.7)	(23.2)	(16.0)	(21.2)	(76.1)	(22.7)	(20.0)	(17.4)	(22.5)	(82.6)
Interest credited (7)	(10.2)	(10.7)	(11.2)	(11.7)	(43.8)	(10.5)	(10.8)	(10.9)	(11.5)	(43.7)
Amortization and non-deferred commissions	(7.4)	(4.8)	(6.9)	(9.1)	(28.2)	(5.8)	(6.2)	(6.6)	(6.7)	(25.3)
Margin from interest sensitive life	$18.0	$11.7	$17.9	$10.5	$58.1	$14.2	$16.8	$20.0	$14.7	$65.7
Average net insurance liabilities (11)	$900.1	$913.5	$926.7	$939.9	$920.0	$954.7	$970.0	$983.8	$996.9	$976.4
Interest margin	$1.5	$1.0	$0.7	$0.4	$3.6	$1.9	$1.6	$1.7	$1.3	$6.5
Interest margin/average net insurance liabilities (12)	0.67%	0.44%	0.30%	0.17%	0.39%	0.80%	0.66%	0.69%	0.52%	0.67%
Underwriting margin	$16.5	$10.7	$17.2	$10.1	$54.5	$12.3	$15.2	$18.3	$13.4	$59.2
Underwriting margin/insurance policy income	42%	28%	43%	25%	34%	30%	37%	43%	31%	35%
Traditional life
Insurance policy income	$154.5	$155.6	$162.5	$161.6	$634.2	$169.7	$169.4	$168.1	$168.0	$675.2
Net investment income (5)	22.6	23.0	23.3	23.3	92.2	23.4	23.7	23.8	23.6	94.5
Insurance policy benefits	(116.2)	(124.6)	(127.3)	(125.8)	(493.9)	(140.9)	(129.5)	(123.9)	(136.6)	(530.9)
Interest credited	(0.1)	(0.2)	(0.2)	(0.2)	(0.7)	(0.1)	(0.2)	(0.2)	(0.2)	(0.7)
Amortization and non-deferred commissions	(14.5)	(13.2)	(14.7)	(16.5)	(58.9)	(15.9)	(15.5)	(14.9)	(17.3)	(63.6)
Advertising expense	(20.0)	(16.2)	(14.2)	(15.6)	(66.0)	(23.3)	(25.0)	(19.7)	(21.8)	(89.8)
Margin from traditional life	$26.3	$24.4	$29.4	$26.8	$106.9	$12.9	$22.9	$33.2	$15.7	$84.7
Margin/insurance policy income	17%	16%	18%	17%	17%	8%	14%	20%	9%	13%
Margin excluding advertising expense/insurance policy income	30%	26%	27%	26%	27%	21%	28%	31%	22%	26%
Total life margin	$44.3	$36.1	$47.3	$37.3	$165.0	$27.1	$39.7	$53.2	$30.4	$150.4

CNO FINANCIAL GROUP, INC.
Estimated Impacts of COVID-19 on Insurance Product Margins
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
					Favorable (Unfavorable)
Insurance product:

Annuities	$—	$4	$(7)	$(1)	$(4)	$1	$2	$1	$1	$5

Supplemental health	—	(4)	6	9	11	6	2	8	10	26
Medicare supplement	—	5	36	9	50	9	11	3	9	32
Long-term care	—	3	16	17	36	25	17	14	16	72
Total health products	—	4	58	35	97	40	30	25	35	130

Interest sensitive life	—	(1)	(3)	(5)	(9)	(7)	(4)	(1)	(4)	(16)
Traditional life	—	(13)	(6)	(10)	(29)	(12)	(7)	(2)	(16)	(37)
Total life	—	(14)	(9)	(15)	(38)	(19)	(11)	(3)	(20)	(53)

Total	$—	$(6)	$42	$19	$55	$22	$21	$23	$16	$82

CNO FINANCIAL GROUP, INC.
Collected Premiums From Annuity and Interest Sensitive Life Products
and Insurance Policy Income
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Collected premiums from annuity and interest-sensitive life products:
Annuities	$292.2	$242.7	$285.1	$345.0	$1,165.0	$325.4	$344.3	$333.3	$397.4	$1,400.4
Interest-sensitive life	53.1	51.3	50.0	52.1	206.5	54.5	54.6	54.4	55.9	219.4
Total collected premiums from annuity and interest-sensitive life products	$345.3	$294.0	$335.1	$397.1	$1,371.5	$379.9	$398.9	$387.7	$453.3	$1,619.8

Insurance policy income:
Annuity products
Fixed index annuities	$3.3	$2.6	$2.5	$2.9	$11.3	$3.0	$3.3	$3.3	$3.2	$12.8
Fixed interest annuities	0.3	0.1	0.2	0.3	0.9	0.2	0.1	0.3	0.2	0.8
Other annuities	2.0	1.8	1.6	1.2	6.6	2.2	0.9	2.2	0.7	6.0
Total annuity insurance policy income	5.6	4.5	4.3	4.4	18.8	5.4	4.3	5.8	4.1	19.6
Health products
Supplemental health	169.8	169.8	169.2	170.6	679.4	169.8	170.0	171.2	172.8	683.8
Medicare supplement	192.3	190.3	186.1	186.0	754.7	181.0	179.7	177.4	176.0	714.1
Long-term care	66.9	66.4	66.1	66.0	265.4	65.7	65.7	65.8	66.4	263.6
Total health insurance policy income	429.0	426.5	421.4	422.6	1,699.5	416.5	415.4	414.4	415.2	1,661.5
Life products
Interest-sensitive life	39.6	38.7	40.1	40.4	158.8	40.8	41.4	42.3	42.6	167.1
Traditional life	154.5	155.6	162.5	161.6	634.2	169.7	169.4	168.1	168.0	675.2
Total life insurance policy income	194.1	194.3	202.6	202.0	793.0	210.5	210.8	210.4	210.6	842.3
Total insurance policy income	$628.7	$625.3	$628.3	$629.0	$2,511.3	$632.4	$630.5	$630.6	$629.9	$2,523.4

CNO FINANCIAL GROUP, INC.
Health and Life
New Annualized Premiums ("NAP")
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Consumer Division
Health products:
Supplemental health	$19.6	$5.6	$16.2	$21.5	$62.9	$14.4	$20.1	$15.8	$19.6	$69.9
Medicare supplement	9.7	8.9	11.0	12.2	41.8	8.2	8.8	8.0	9.1	34.1
Long-term care	5.9	4.3	7.1	7.2	24.5	6.4	7.0	8.8	10.5	32.7
Total Consumer Division health NAP	35.2	18.8	34.3	40.9	129.2	29.0	35.9	32.6	39.2	136.7
Life products:
Interest sensitive life	5.6	5.1	5.8	6.0	22.5	5.9	6.5	5.4	6.1	23.9
Traditional life	33.0	41.5	37.7	29.8	142.0	45.9	43.9	38.2	31.2	159.2
Total Consumer Division life NAP	38.6	46.6	43.5	35.8	164.5	51.8	50.4	43.6	37.3	183.1
Total Consumer Division health and life NAP	$73.8	$65.4	$77.8	$76.7	$293.7	$80.8	$86.3	$76.2	$76.5	$319.8
Worksite Division
Health products:
Supplemental health	$8.8	$3.2	$5.1	$8.2	$25.3	$6.7	$5.6	$6.6	$8.5	$27.4
Life products:
Interest sensitive life	2.5	0.8	0.8	1.3	5.4	1.2	1.9	1.8	2.5	7.4
Total Worksite Division health and life NAP	$11.3	$4.0	$5.9	$9.5	$30.7	$7.9	$7.5	$8.4	$11.0	$34.8
Total NAP (both divisions)
Health products:
Supplemental health	$28.4	$8.8	$21.3	$29.7	$88.2	$21.1	$25.7	$22.4	$28.1	$97.3
Medicare supplement	9.7	8.9	11.0	12.2	41.8	8.2	8.8	8.0	9.1	34.1
Long-term care	5.9	4.3	7.1	7.2	24.5	6.4	7.0	8.8	10.5	32.7
Total health NAP	44.0	22.0	39.4	49.1	154.5	35.7	41.5	39.2	47.7	164.1
Life products:
Interest sensitive life	8.1	5.9	6.6	7.3	27.9	7.1	8.4	7.2	8.6	31.3
Traditional life	33.0	41.5	37.7	29.8	142.0	45.9	43.9	38.2	31.2	159.2
Total life NAP	41.1	47.4	44.3	37.1	169.9	53.0	52.3	45.4	39.8	190.5
Total NAP	$85.1	$69.4	$83.7	$86.2	$324.4	$88.7	$93.8	$84.6	$87.5	$354.6

CNO FINANCIAL GROUP, INC.
Computation of Weighted Average Shares Outstanding
(Shares in thousands)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020 (a)	2020	2020	2020	2020	2021	2021	2021	2021	2021
Basic
Shares outstanding, beginning of period	148,084.2	143,610.0	141,718.6	138,931.4	148,084.2	135,279.1	132,268.3	129,105.0	124,269.9	135,279.1
Weighted average shares issued during the period:
Shares repurchased	(2,444.0)	(227.2)	(835.9)	(1,053.9)	(6,685.8)	(1,471.5)	(1,436.5)	(2,706.6)	(2,382.9)	(8,054.5)
Amounts related to employee benefit plans	287.5	42.7	19.3	356.2	962.7	384.3	191.1	32.2	131.1	1,350.4
Shares withheld for the payment of the exercise price and taxes related to employee benefit plans	(98.3)	(4.0)	(1.8)	(1.9)	(265.4)	(52.2)	(7.0)	(1.3)	(1.5)	(174.6)
Weighted average basic shares outstanding during the period	145,829.4	143,421.5	140,900.2	138,231.8	142,095.7	134,139.7	131,015.9	126,429.3	122,016.6	128,400.4
Basic shares outstanding, end of period	143,610.0	141,718.6	138,931.4	135,279.1	135,279.1	132,268.3	129,105.0	124,269.9	120,377.2	120,377.2
Diluted
Weighted average basic shares outstanding	145,829.4	143,421.5	140,900.2	138,231.8	142,095.7	134,139.7	131,015.9	126,429.3	122,016.6	128,400.4
Common stock equivalent shares related to:
Employee benefit plans	—	519.1	830.2	2,154.7	1,068.1	2,513.6	2,797.8	2,588.7	3,003.0	2,725.8
Weighted average diluted shares outstanding during the period	145,829.4	143,940.6	141,730.4	140,386.5	143,163.8	136,653.3	133,813.7	129,018.0	125,019.6	131,126.2
Diluted shares outstanding, end of period	143,936.2	142,410.1	139,972.2	137,717.3	137,717.3	134,624.5	131,549.3	126,917.6	123,330.7	123,330.7

___________
(a)     Equivalent common shares of 768.4 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q20.

CNO FINANCIAL GROUP, INC.
Annuities - Account Value Rollforwards
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021

Fixed index annuities
Balance as of the beginning of the period	$7,133.1	$7,280.3	$7,394.1	$7,567.2	$7,133.1	$7,761.4	$7,943.2	$8,180.2	$8,403.0	$7,761.4
Gross deposits	281.7	231.5	277.2	331.7	1,122.1	314.6	328.8	320.1	384.6	1,348.1
Withdrawals	(185.8)	(148.0)	(133.2)	(164.6)	(631.6)	(193.1)	(174.2)	(179.0)	(197.9)	(744.2)
Returns reinvested	51.3	30.3	29.1	27.1	137.8	60.3	82.4	81.7	91.3	315.7
Balance as of the end of the period	$7,280.3	$7,394.1	$7,567.2	$7,761.4	$7,761.4	$7,943.2	$8,180.2	$8,403.0	$8,681.0	$8,681.0

Fixed interest annuities
Balance as of the beginning of the period	$2,217.5	$2,147.4	$2,089.4	$2,044.3	$2,217.5	$1,998.9	$1,943.2	$1,891.8	$1,854.2	$1,998.9
Gross deposits	9.3	9.0	6.8	12.3	37.4	9.3	14.4	10.2	11.6	45.5
Withdrawals	(94.3)	(81.1)	(66.1)	(71.8)	(313.3)	(78.2)	(78.2)	(60.6)	(72.0)	(289.0)
Returns reinvested	14.9	14.1	14.2	14.1	57.3	13.2	12.4	12.8	12.3	50.7
Balance as of the end of the period	$2,147.4	$2,089.4	$2,044.3	$1,998.9	$1,998.9	$1,943.2	$1,891.8	$1,854.2	$1,806.1	$1,806.1

Total annuities
Balance as of the beginning of the period	$9,350.6	$9,427.7	$9,483.5	$9,611.5	$9,350.6	$9,760.3	$9,886.4	$10,072.0	$10,257.2	$9,760.3
Gross deposits	291.0	240.5	284.0	344.0	1,159.5	323.9	343.2	330.3	396.2	1,393.6
Withdrawals	(280.1)	(229.1)	(199.3)	(236.4)	(944.9)	(271.3)	(252.4)	(239.6)	(269.9)	(1,033.2)
Returns reinvested	66.2	44.4	43.3	41.2	195.1	73.5	94.8	94.5	103.6	366.4
Balance as of the end of the period	$9,427.7	$9,483.5	$9,611.5	$9,760.3	$9,760.3	$9,886.4	$10,072.0	$10,257.2	$10,487.1	$10,487.1

CNO FINANCIAL GROUP, INC.
Statutory Information - Consolidated Basis (13)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020 (a)	2020	2020	2020	2020	2021	2021	2021	2021 (b)	2021 (b)

Net gain from operations before interest expense and federal income taxes	$33.3	$99.5	$135.1	$72.6	$340.5	$53.6	$85.1	$96.1	$87.4	$322.2
Interest expense on surplus debentures held by parent company	12.1	12.1	21.0	12.2	57.4	12.0	12.2	19.0	12.2	55.4
Net gain from operations before federal income taxes	21.2	87.4	114.1	60.4	283.1	41.6	72.9	77.1	75.2	266.8
Federal income tax expense (benefit)	(113.0)	(6.8)	(16.1)	(2.5)	(138.4)	1.8	(2.2)	(9.0)	(12.5)	(21.9)
Net gain from operations before net realized capital gains (losses)	134.2	94.2	130.2	62.9	421.5	39.8	75.1	86.1	87.7	288.7
Net realized capital gains (losses)	(3.3)	(7.8)	0.4	(1.2)	(11.9)	(0.6)	(1.5)	(1.3)	(7.8)	(11.2)
Net income	$130.9	$86.4	$130.6	$61.7	$409.6	$39.2	$73.6	$84.8	$79.9	$277.5

Capital and surplus	$1,750.3	$1,771.1	$1,868.1	$1,805.5	$1,805.5	$1,781.8	$1,782.8	$1,715.7	$1,799.6	$1,799.6
Asset valuation reserve (AVR)	236.4	226.7	269.9	304.0	304.0	327.5	330.4	334.8	332.5	332.5
Capital, surplus and AVR	1,986.7	1,997.8	2,138.0	2,109.5	2,109.5	2,109.3	2,113.2	2,050.5	2,132.1	2,132.1
Interest maintenance reserve (IMR)	408.2	410.6	408.2	406.6	406.6	401.5	411.9	409.0	407.9	407.9
Total statutory capital, surplus, AVR & IMR	$2,394.9	$2,408.4	$2,546.2	$2,516.1	$2,516.1	$2,510.8	$2,525.1	$2,459.5	$2,540.0	$2,540.0

Risk-based capital ratio	406%	405%	428%	411%	411%	407%	409%	388%	386%	386%

___________
(a)    The federal income tax benefit and capital and surplus were favorably impacted by $99 million and $53 million, respectively, related to certain provisions included in the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act.
(b)    Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 4Q21 will be filed with the respective insurance regulators on or about March 1, 2022.

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Net investment income	$169.6	$318.8	$343.5	$390.6	$1,222.5	$338.2	$379.2	$308.2	$395.1	$1,420.7
Allocated to product lines:
Annuity	(117.4)	(116.6)	(115.6)	(115.5)	(465.1)	(115.7)	(114.9)	(115.5)	(116.3)	(462.4)
Health	(70.4)	(70.1)	(70.9)	(70.9)	(282.3)	(71.5)	(71.6)	(72.2)	(72.4)	(287.7)
Life	(34.3)	(34.7)	(35.2)	(35.4)	(139.6)	(35.8)	(36.1)	(36.4)	(36.4)	(144.7)
Equity returns credited to policyholder account balances	136.5	(50.7)	(46.0)	(77.6)	(37.8)	(42.5)	(76.1)	(7.2)	(94.0)	(219.8)
Amounts allocated to product lines and credited to policyholder account balances	(85.6)	(272.1)	(267.7)	(299.4)	(924.8)	(265.5)	(298.7)	(231.3)	(319.1)	(1,114.6)
Amount related to variable interest entities and other non-operating items	(11.6)	(9.6)	(9.8)	(8.2)	(39.2)	(7.8)	(8.0)	(7.1)	(7.6)	(30.5)
Interest expense on debt	(13.6)	(13.6)	(13.6)	(14.4)	(55.2)	(15.5)	(15.6)	(15.6)	(15.7)	(62.4)
Interest expense on investment borrowings from the Federal Home Loan Bank ("FHLB") program	(9.1)	(5.8)	(3.4)	(2.9)	(21.2)	(2.7)	(2.5)	(2.3)	(2.3)	(9.8)
Expenses related to FABN program (a)	—	—	—	—	—	—	—	—	(2.3)	(2.3)
Less amounts credited to deferred compensation plans (offsetting investment income)	7.7	(9.5)	(5.3)	(7.9)	(15.0)	(3.7)	(6.6)	(1.0)	(5.3)	(16.6)
Total adjustments	(26.6)	(38.5)	(32.1)	(33.4)	(130.6)	(29.7)	(32.7)	(26.0)	(33.2)	(121.6)
Investment income not allocated to product lines	$57.4	$8.2	$43.7	$57.8	$167.1	$43.0	$47.8	$50.9	$42.8	$184.5

___________
(a)    Comprised of interest credited and amortization of deferred acquisition costs.

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Investment income not allocated:
Excluding variable components:
From general account assets	$23.3	$26.5	$24.6	$25.2	$99.6	$24.6	$24.9	$23.1	$22.4	$95.0
Other investment income	0.5	0.1	0.1	0.1	0.8	—	0.1	0.1	0.1	0.3
Spread income:
FHLB program:
Investment income on matched assets	13.5	10.9	10.9	10.7	46.0	10.3	10.4	10.3	10.6	41.6
Interest expense	(9.1)	(5.8)	(3.4)	(2.9)	(21.2)	(2.7)	(2.5)	(2.3)	(2.3)	(9.8)
Net spread income on FHLB program	4.4	5.1	7.5	7.8	24.8	7.6	7.9	8.0	8.3	31.8
FABN program:
Investment income on matched assets	—	—	—	—	—	—	—	—	3.3	3.3
Expenses (b)	—	—	—	—	—	—	—	—	(2.3)	(2.3)
Net spread income on FABN program	—	—	—	—	—	—	—	—	1.0	1.0
Interest expense on corporate debt	(13.6)	(13.6)	(13.6)	(14.4)	(55.2)	(15.5)	(15.6)	(15.6)	(15.7)	(62.4)
Total excluding variable components	14.6	18.1	18.6	18.7	70.0	16.7	17.3	15.6	16.1	65.7
Variable components:
Net income from Corporate Owned Life Insurance ("COLI") supporting agent deferred compensation plan:
Change in value of COLI investments	3.2	6.4	3.1	3.0	15.7	(3.9)	2.1	(0.1)	(0.8)	(2.7)
Increase in liability for agent deferred compensation plan	(1.6)	(1.6)	(1.6)	(1.6)	(6.4)	(1.6)	(1.5)	(1.6)	(1.6)	(6.3)
Net COLI income (loss)	1.6	4.8	1.5	1.4	9.3	(5.5)	0.6	(1.7)	(2.4)	(9.0)
Other variable components:
Alternative investment income:
Total	17.2	(12.5)	27.1	35.0	66.8	34.1	29.0	32.3	22.2	117.6
Allocated to product lines	(7.7)	(7.7)	(7.9)	(8.0)	(31.3)	(7.9)	(7.8)	(7.6)	(7.4)	(30.7)
Excess alternative investment income	9.5	(20.2)	19.2	27.0	35.5	26.2	21.2	24.7	14.8	86.9
Prepayment and call income	8.9	0.1	2.6	9.1	20.7	1.7	4.9	10.2	11.6	28.4
Trading account	17.3	6.0	2.6	2.2	28.1	2.0	2.4	1.4	1.4	7.2
Hedge variance related to fixed index products	(0.1)	3.2	(1.0)	(0.4)	1.7	1.1	(0.1)	0.2	(0.1)	1.1
Other (a)	5.6	(3.8)	0.2	(0.2)	1.8	0.8	1.5	0.5	1.4	4.2
Total variable components	42.8	(9.9)	25.1	39.1	97.1	26.3	30.5	35.3	26.7	118.8
Total investment income not allocated to product lines	$57.4	$8.2	$43.7	$57.8	$167.1	$43.0	$47.8	$50.9	$42.8	$184.5

___________
(a)    Includes impacts of changes in projected cash flows and other investment income.
(b)    Comprised of interest credited and amortization of deferred acquisition costs.

CNO FINANCIAL GROUP, INC.
Investment Income Allocated to Product Lines (5)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
Average net insurance liabilities (11)
Annuity:
Fixed index annuities	$6,921.4	$7,056.3	$7,173.9	$7,342.1	$7,123.4	$7,464.8	$7,643.4	$7,881.9	$8,096.7	$7,771.8
Fixed interest annuities	2,146.2	2,088.2	2,041.6	2,000.1	2,069.1	1,951.6	1,899.5	1,856.3	1,813.3	1,880.1
Other annuities	551.5	533.5	524.0	517.9	531.7	512.2	506.8	501.6	495.8	504.1
Total annuity average net insurance liabilities (11)	9,619.1	9,678.0	9,739.5	9,860.1	9,724.2	9,928.6	10,049.7	10,239.8	10,405.8	10,156.0
Health:
Supplemental health	2,887.1	2,935.7	2,988.1	3,031.9	2,960.7	3,073.9	3,117.7	3,157.8	3,193.2	3,135.6
Medicare supplement	102.5	111.6	116.9	114.4	111.3	122.5	123.1	120.6	123.8	122.5
Long-term care	2,482.8	2,464.2	2,477.7	2,487.2	2,478.0	2,492.1	2,498.3	2,503.1	2,511.4	2,501.2
Total health average net insurance liabilities (11)	5,472.4	5,511.5	5,582.7	5,633.5	5,550.0	5,688.5	5,739.1	5,781.5	5,828.4	5,759.3
Life:
Interest sensitive	900.1	913.5	926.7	939.9	920.0	954.7	970.0	983.8	996.9	976.4
Traditional	1,872.5	1,883.5	1,905.9	1,933.2	1,898.8	1,956.5	1,975.4	1,998.4	2,011.0	1,985.3
Total life average net insurance liabilities (11)	2,772.6	2,797.0	2,832.6	2,873.1	2,818.8	2,911.2	2,945.4	2,982.2	3,007.9	2,961.7
Total average net insurance liabilities (11)	$17,864.1	$17,986.5	$18,154.8	$18,366.7	$18,093.0	$18,528.3	$18,734.2	$19,003.5	$19,242.1	$18,877.0

Average yield on allocated investments
Annuity:
Fixed index annuities	4.74%	4.70%	4.63%	4.58%	4.66%	4.55%	4.44%	4.38%	4.34%	4.42%
Fixed interest annuities	5.24%	5.13%	5.04%	5.00%	5.10%	5.00%	4.99%	4.96%	4.96%	4.98%
Other annuities	5.22%	5.17%	5.19%	5.02%	5.15%	5.00%	4.97%	4.94%	4.84%	4.94%
Average yield on investments allocated to annuities	4.88%	4.82%	4.75%	4.69%	4.78%	4.66%	4.57%	4.51%	4.47%	4.55%
Health:
Supplemental health	4.84%	4.76%	4.75%	4.70%	4.76%	4.70%	4.66%	4.67%	4.67%	4.68%
Medicare supplement	4.41%	4.34%	4.33%	4.28%	4.34%	4.30%	4.24%	4.20%	4.20%	4.24%
Long-term care	5.53%	5.52%	5.52%	5.47%	5.51%	5.47%	5.44%	5.43%	5.40%	5.44%
Average yield on investments allocated to health products	5.15%	5.09%	5.08%	5.03%	5.09%	5.03%	4.99%	5.00%	4.97%	5.00%
Life:
Interest sensitive	5.20%	5.12%	5.14%	5.15%	5.15%	5.20%	5.11%	5.12%	5.14%	5.14%
Traditional	4.83%	4.88%	4.89%	4.82%	4.86%	4.78%	4.80%	4.76%	4.69%	4.76%
Average yield on investments allocated to life products	4.95%	4.96%	4.97%	4.93%	4.95%	4.92%	4.90%	4.88%	4.84%	4.89%
Total average yield	4.97%	4.92%	4.88%	4.83%	4.90%	4.81%	4.75%	4.72%	4.68%	4.74%

Allocated investment income
Annuity:
Fixed index annuities	$82.1	$82.9	$83.1	$84.0	$332.1	$84.9	$84.9	$86.3	$87.8	$343.9
Fixed interest annuities	28.1	26.8	25.7	25.0	105.6	24.4	23.7	23.0	22.5	93.6
Other annuities	7.2	6.9	6.8	6.5	27.4	6.4	6.3	6.2	6.0	24.9
Total investment income allocated to annuities	117.4	116.6	115.6	115.5	465.1	115.7	114.9	115.5	116.3	462.4
Health:
Supplemental health	34.9	34.9	35.5	35.6	140.9	36.1	36.3	36.9	37.3	146.6
Medicare supplement	1.2	1.2	1.2	1.3	4.9	1.3	1.3	1.3	1.2	5.1
Long-term care	34.3	34.0	34.2	34.0	136.5	34.1	34.0	34.0	33.9	136.0
Total investment income allocated to health products	70.4	70.1	70.9	70.9	282.3	71.5	71.6	72.2	72.4	287.7
Life:
Interest sensitive	11.7	11.7	11.9	12.1	47.4	12.4	12.4	12.6	12.8	50.2
Traditional	22.6	23.0	23.3	23.3	92.2	23.4	23.7	23.8	23.6	94.5
Total investment income allocated to life products	34.3	34.7	35.2	35.4	139.6	35.8	36.1	36.4	36.4	144.7
Total allocated investment income	$222.1	$221.4	$221.7	$221.8	$887.0	$223.0	$222.6	$224.1	$225.1	$894.8

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2020	2020	2020	2020	2020	2021	2021	2021	2021	2021
General account assets investment income	$280.3	$231.7	$276.9	$290.1	$1,079.0	$282.7	$282.1	$289.5	$285.9	$1,140.2
Policyholder and other special purpose portfolio investment income	(110.7)	87.1	66.6	100.5	143.5	55.5	97.1	18.7	109.2	280.5
Less equity returns credited to policyholders:
Annuity	119.9	(44.9)	(39.3)	(68.0)	(32.3)	(37.7)	(68.3)	(6.3)	(83.2)	(195.5)
Life	16.6	(5.8)	(6.7)	(9.6)	(5.5)	(4.8)	(7.8)	(0.9)	(10.8)	(24.3)
Less amount related to variable interest entities	(11.6)	(9.6)	(9.8)	(8.2)	(39.2)	(7.8)	(8.0)	(7.1)	(7.6)	(30.5)
Less amounts credited to deferred compensation plans	7.7	(9.5)	(5.3)	(7.9)	(15.0)	(3.7)	(6.6)	(1.0)	(5.3)	(16.6)
Other special purpose portfolio investment income	21.9	17.3	5.5	6.8	51.5	1.5	6.4	3.4	2.3	13.6
Adjusted net investment income	302.2	249.0	282.4	296.9	1,130.5	284.2	288.5	292.9	288.2	1,153.8
Less amounts allocated to product lines
Annuity	(117.4)	(116.6)	(115.6)	(115.5)	(465.1)	(115.7)	(114.9)	(115.5)	(116.3)	(462.4)
Health	(70.4)	(70.1)	(70.9)	(70.9)	(282.3)	(71.5)	(71.6)	(72.2)	(72.4)	(287.7)
Life	(34.3)	(34.7)	(35.2)	(35.4)	(139.6)	(35.8)	(36.1)	(36.4)	(36.4)	(144.7)
Total investment income allocated to product lines	(222.1)	(221.4)	(221.7)	(221.8)	(887.0)	(223.0)	(222.6)	(224.1)	(225.1)	(894.8)
Less interest expense on investment borrowings from FHLB program	(9.1)	(5.8)	(3.4)	(2.9)	(21.2)	(2.7)	(2.5)	(2.3)	(2.3)	(9.8)
Less expenses related to FABN program	—	—	—	—	—	—	—	—	(2.3)	(2.3)
Less interest expense on debt	(13.6)	(13.6)	(13.6)	(14.4)	(55.2)	(15.5)	(15.6)	(15.6)	(15.7)	(62.4)
Investment income not allocated to product lines	$57.4	$8.2	$43.7	$57.8	$167.1	$43.0	$47.8	$50.9	$42.8	$184.5

Other Investment Data

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2020	2020	2020	2020	2021	2021	2021	2021
Average invested assets and cash	$22,483.7	$22,618.1	$22,832.1	$23,170.3	$23,418.7	$23,585.3	$23,936.9	$24,696.3
Net investment income from general account investments	280.3	231.7	276.9	290.1	282.7	282.1	289.5	285.9
New money rate (14)	4.46%	4.49%	4.08%	3.58%	3.57%	3.38%	3.55%	3.67%
Book yield	4.90%	4.88%	4.85%	4.81%	4.76%	4.71%	4.63%	4.59%
Earned yield	5.15%	4.23%	5.04%	5.22%	5.03%	4.97%	5.03%	4.83%
Pre-pay/call/make-whole income	$8.9	$0.1	$2.6	$9.1	$1.7	$4.9	$10.2	$11.6
Alternative investment income	17.2	(12.5)	27.1	35.0	34.1	29.0	32.3	22.2
Impairments	8.1	—	—	—	0.5	—	—	2.4

CNO FINANCIAL GROUP, INC.
4Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 4Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	December 31, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$93.9	$(26.9)	(a)	$67.0
Health margin	129.5	—		129.5
Life margin	30.4	1.0	(a)	31.4
Total insurance product margin	253.8	(25.9)		227.9
Allocated expenses	(143.3)	—		(143.3)
Income from insurance products (5)	110.5	(25.9)		84.6
Fee income	2.9	—		2.9
Investment income not allocated to product lines (9)	42.8	—		42.8
Expenses not allocated to product lines	(17.4)	—		(17.4)
Operating earnings before taxes	138.8	(25.9)		112.9
Income tax (expense) benefit on operating income	(30.3)	5.7		(24.6)
Net operating income (10)	$108.5	$(20.2)		$88.3

Net operating income per diluted share	$0.87	$(0.16)		$0.71
___________
(a)Adjustments arising from our comprehensive annual actuarial review of assumptions.

CNO FINANCIAL GROUP, INC.
3Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 3Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	September 30, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$52.5	$—		$52.5
Health margin	117.9	—		117.9
Life margin	53.2	—		53.2
Total insurance product margin	223.6	—		223.6
Allocated expenses	(140.5)	—		(140.5)
Income from insurance products (5)	83.1	—		83.1
Fee income	2.6	—		2.6
Investment income not allocated to product lines (9)	50.9	—		50.9
Expenses not allocated to product lines	(17.3)	3.0	(a)	(14.3)
Operating earnings before taxes	119.3	3.0		122.3
Income tax (expense) benefit on operating income	(26.5)	(0.7)		(27.2)
Net operating income (10)	$92.8	$2.3		$95.1

Net operating income per diluted share	$0.72	$0.02		$0.74
___________
(a)Comprised of $3.0 million from legal and regulatory matters.

CNO FINANCIAL GROUP, INC.
2Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 2Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	June 30, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$66.0	$—		$66.0
Health margin	120.9	—		120.9
Life margin	39.7	—		39.7
Total insurance product margin	226.6	—		226.6
Allocated expenses	(141.6)	—		(141.6)
Income from insurance products (5)	85.0	—		85.0
Fee income	6.6	—		6.6
Investment income not allocated to product lines (9)	47.8	—		47.8
Expenses not allocated to product lines	(23.8)	4.5	(a)	(19.3)
Operating earnings before taxes	115.6	4.5		120.1
Income tax (expense) benefit on operating income	(26.5)	(1.0)		(27.5)
Net operating income (10)	$89.1	$3.5		$92.6

Net operating income per diluted share	$0.66	$0.03		$0.69
___________
(a)Comprised of $4.5 million from legal and regulatory matters.

CNO FINANCIAL GROUP, INC.
1Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 1Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	March 31, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$57.9	$—		$57.9
Health margin	124.7	—		124.7
Life margin	27.1	—		27.1
Total insurance product margin	209.7	—		209.7
Allocated expenses	(141.1)	—		(141.1)
Income from insurance products (5)	68.6	—		68.6
Fee income	7.3	—		7.3
Investment income not allocated to product lines (9)	43.0	—		43.0
Expenses not allocated to product lines	(22.0)	7.8	(a)	(14.2)
Operating earnings before taxes	96.9	7.8		104.7
Income tax (expense) benefit on operating income	(21.7)	(1.7)		(23.4)
Net operating income (10)	$75.2	$6.1		$81.3

Net operating income per diluted share	$0.55	$0.04		$0.59
___________
(a)Comprised of: (i) $5.3 million from legal and regulatory matters; and (ii) $2.5 million of transaction expenses related to the previously announced acquisition of DirectPath, LLC. The legal and regulatory matters primarily consist of an increase to our liability for claims and interest pursuant to the Global Resolution Agreement, as we have now processed and verified most of the claims provided by the third party auditor allowing us to more accurately estimate the ultimate liability.

CNO FINANCIAL GROUP, INC.
4Q20 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 4Q20 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	December 31, 2020
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$68.1	$(16.1)	(a)	$52.0
Health margin	125.2	—		125.2
Life margin	37.3	4.3	(a)	41.6
Total insurance product margin	230.6	(11.8)		218.8
Allocated expenses	(162.7)	—		(162.7)
Income from insurance products (5)	67.9	(11.8)		56.1
Fee income	2.9	—		2.9
Investment income not allocated to product lines (9)	57.8	—		57.8
Expenses not allocated to product lines	(17.8)	3.7	(b)	(14.1)
Operating earnings before taxes	110.8	(8.1)		102.7
Income tax (expense) benefit on operating income	(24.8)	1.7		(23.1)
Net operating income (10)	$86.0	$(6.4)		$79.6

Net operating income per diluted share	$0.61	$(0.04)		$0.57
___________
(a)Adjustments arising from our comprehensive annual actuarial review of assumptions.
(b)Unfavorable impact related to asset impairments.

CNO FINANCIAL GROUP, INC.
2Q20 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 2Q20 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	June 30, 2020
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$123.8	$40.0	(a)	$72.3
		(91.5)	(a)
Health margin	95.5	—		95.5
Life margin	36.1	5.6	(a)	41.7
Total insurance product margin	255.4	(45.9)		209.5
Allocated expenses	(128.1)	—		(128.1)
Income from insurance products (5)	127.3	(45.9)		81.4
Fee income	5.2	—		5.2
Investment income not allocated to product lines (9)	8.2	—		8.2
Expenses not allocated to product lines	(38.5)	23.5	(b)	(15.0)
Operating earnings before taxes	102.2	(22.4)		79.8
Income tax (expense) benefit on operating income	(22.8)	4.7		(18.1)
Net operating income (10)	$79.4	$(17.7)		$61.7

Net operating income per diluted share	$0.55	$(0.12)		$0.43
___________
(a)Given our expectation that interest rates will remain low for the long-term, we performed an actuarial unlocking exercise in the second quarter of 2020 to reflect our assumption that average new money rates will remain flat at 4 percent forever. This change and the related impacts to persistency assumptions had a $45.6 million unfavorable impact on pre-tax earnings. As part of the actuarial unlocking exercise, we also changed our assumptions related to the future option costs we incur in providing benefits on fixed index annuities which had a favorable impact on pre-tax earnings of $91.5 million. The impact of these changes in assumptions is summarized below (dollars in millions):

	Line of business
	Fixed index annuities	Fixed interest annuities	Interest- sensitive life	Total
	Favorable (unfavorable)
Impacts of an average new money rate assumption of 4 percent
Insurance policy benefits	$(5.0)	$—	$(7.4)	$(12.4)
Amortization	(25.6)	(9.4)	1.8	(33.2)
Subtotal	(30.6)	(9.4)	(5.6)	(45.6)
Impacts of changes in future option costs
Insurance policy benefits	104.8	—	—	104.8
Amortization	(13.3)	—	—	(13.3)
Subtotal	91.5	—	—	91.5
Impact on pre-tax income	$60.9	$(9.4)	$(5.6)	$45.9

This actuarial unlocking exercise did not replace our comprehensive annual review of all assumptions for our insurance products, which we completed in the fourth quarter of 2020.
(b)We increased our liability for claims and interest pursuant to the previously disclosed Global Resolution Agreement entered into in November 2018. Pursuant to this agreement, a third-party auditor is acting on behalf of 41 states and the District of Columbia for the purpose of identifying deceased insureds and contract holders where benefits are payable pursuant to unclaimed property laws. The third-party auditor has provided information that we have processed and verified allowing us to more accurately estimate the ultimate liability pursuant to this agreement.

Notes

(1)Excludes accumulated other comprehensive income. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

(2)Shareholders' equity divided by common shares outstanding.

(3)Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.

(4)Insurance margin is management’s measure of profitability of its annuity, health and life product lines’ performance and consists of premiums plus allocated investment income less insurance policy benefits, interest credited, commissions, advertising expense and amortization of acquisition costs. Income from insurance products is the sum of the insurance margins of the annuity, health and life product lines, less expenses allocated to the insurance lines. It excludes the income from our fee income business, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.

(5)Investment income is allocated to the product lines using the book yield of investments backing the block of business, which is applied to the average net insurance liabilities for the block in each period. See note (11) for definition of net insurance liabilities.

(6)Excludes the change in market values of the underlying options supporting the fixed index annuity products and corresponding amount credited to policyholder account liabilities. Such amounts were $(119.9) million, $44.9 million, $39.3 million, $68.0 million, $37.7 million, $68.3 million, $6.3 million and $83.2 million in 1Q20, 2Q20, 3Q20, 4Q20, 1Q21, 2Q21, 3Q21 and 4Q21, respectively.

(7)Excludes the change in market values of the underlying options supporting the fixed index life products and corresponding amount credited to policyholder account liabilities. Such amounts were $(16.6) million, $5.8 million, $6.7 million, $9.6 million, $4.8 million, $7.8 million, $.9 million and $10.8 million in 1Q20, 2Q20, 3Q20, 4Q20, 1Q21, 2Q201, 3Q21 and 4Q21, respectively.

(8)Income from insurance products is the sum of the insurance margins of the annuity, health and life product lines, less expenses allocated to the insurance lines. It excludes the income from our fee income business, investment income not allocated to product lines, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.

(9)Investment income not allocated to product lines is defined as net investment income less: (i) equity returns credited to policyholder account balances; (ii) the investment income allocated to our product lines; (iii) interest expense on notes payable and investment borrowings; and (iv) certain expenses related to benefit plans that are offset by special-purpose investment income. Investment income not allocated to product lines includes investment income on investments in excess of average net insurance liabilities, investments held by our holding companies, the spread we earn from our Federal Home Loan Bank investment borrowing and FABN programs and variable components of investment income (including call and prepayment income, adjustments to returns on structured securities due to cash flow changes, income from company-owned life insurance ("COLI") and variations in income from alternative investments), net of interest expense.

(10)Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net of related amortization and taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss related to reinsurance transaction, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(11)Net insurance liabilities are equal to total insurance liabilities less: (i) amounts related to reinsured business; (ii) deferred acquisition costs; (iii) present value of future profits; and (iv) the value of unexpired options credited to insurance liabilities.

(12)Margin/average net insurance liabilities for quarterly periods is calculated by annualizing the quarters' margin divided by the average net insurance liabilities.

(13)Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.

(14)The new money rate is for the investments purchased during the period to support our insurance products and capital. It excludes the new money rate on investments purchased with investment borrowings under our Federal Home Loan Bank program and investments purchased by the variable interest entities.